UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353

Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 16, 2025, Streamline Health Solutions, Inc. (the “Company”) issued a press release (the “Press Release”) announcing first quarter fiscal 2025 financial results for the quarter ended April 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, as well as Exhibit 99.1 referenced herein, is being “furnished” and, as such, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 8.01	Other Events.

The information set forth in the Press Release regarding the Company’s entry into a definitive merger agreement with MDaudit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated June 16, 2025, regarding First Quarter Fiscal 2025 Financial Results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements contained in this Current Report on Form 8-K include, without limitation, projections, predictions, expectations, or beliefs about future events or results and all other statements that are not statements of historical fact. Such statements may include statements regarding the closing of the proposed merger and the expected timing thereof, the expected value provided to stockholders as a result of the proposed merger, the management of the Company upon closing of the proposed merger, and the Company’s operating and strategic plans upon closing of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, all of which are subject to change, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” “aim,” “could,” “would,” “seek,” “might,” “considered,” “continue,” “target” or words of similar meaning or the negatives of these words or other statements concerning opinions or judgments of the Company or its management about future events or outcomes or that otherwise convey uncertainty about future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. There can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements or any related oral statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to close the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to closing of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the Company’s ability to retain and hire key personnel; certain restrictions during the pendency of the proposed merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain necessary financing arrangements, if any; potential litigation relating to the proposed merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; continued availability of capital and financing and rating agency actions; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; significant transaction costs associated with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and the risk that the proposed merger will not be consummated in a timely manner, if at all; the Company’s operating and strategic plans upon closing of the proposed merger, the Company’s growth prospects; anticipated bookings; recognition of revenue from SaaS contracts; anticipated cost savings from previously announced strategic restructuring; expected improved implementation timelines and lower expenses for our clients; industry trends and market growth; adjusted EBITDA; and success of future products and related expectations and assumptions. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to close the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to closing of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the Company’s ability to retain and hire key personnel; certain restrictions during the pendency of the proposed merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain necessary financing arrangements, if any; potential litigation relating to the proposed merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; continued availability of capital and financing and rating agency actions; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; significant transaction costs associated with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that the proposed merger will not be consummated in a timely manner, if at all; the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto; the potential cancellation of existing contracts or clients not completing projects; achievement of a breakeven SaaS ARR run rate; the impact of competitive solutions and pricing; solution demand and market acceptance; new solution development and enhancement of current solutions; key strategic alliances with vendors and channel partners that resell the Company’s solutions; the ability of the Company to generate cash from operations; the availability of additional debt and equity financing to fund the Company’s ongoing operations; the ability of the Company to control costs; the effects of cost-containment measures implemented by the Company; availability of solutions from third party vendors; the healthcare regulatory environment; potential changes in legislation; regulation and government funding affecting the healthcare industry; healthcare information systems budgets; availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems; fluctuations in operating results; effects of critical accounting policies and judgments; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities; changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally; the Company’s ability to maintain compliance with the terms of its credit facilities; and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission (the “SEC”).

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by the Company in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended January 31, 2025, as amended, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. While the list of factors presented here and in such filings with the SEC is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Readers are cautioned not to rely on the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements and any related oral statements speak only as of the date they are made, and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed merger, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to the Company’s stockholders. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at www.streamlinehealth.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in Part III of the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A for the fiscal year ended January 31, 2025, filed with the SEC on May 30, 2025. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in Part III of the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A for the fiscal year ended January 31, 2025, filed with the SEC on May 30, 2025, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger. Free copies of these materials may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: June 16, 2025	By:	/s/ Bryant J. Reeves, III
Bryant J. Reeves, III
Chief Financial Officer